SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 2, 2002

                    The Interpublic Group of Companies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                    1-6686                 13-1024020
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(State or Other Jurisdiction     (Commission File           (IRS Employer
      of Incorporation)               Number)            Identification No.)

1271 Avenue of the Americas, New York, New York                  10020
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    (Address of Principal Executive Offices)                  (Zip Code)


        Registrant's telephone number, including area code: 212-399-8000


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          (Former Name or Former Address, if Changed Since Last Report)

Item 9.  Regulation FD Disclosure.

         On May 2, 2002, The Interpublic Group of Companies, Inc., in connection with a telephone conference with investors, made available via the internet a slide show relating to its first quarter 2002 results. The text contained in this slide show is attached hereto as Exhibit 99.1.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE INTERPUBLIC GROUP OF COMPANIES, INC.


Date: May 3, 2002                     By:  /s/ Nicholas J. Camera
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                                           Nicholas J. Camera
                                           SENIOR VICE PRESIDENT, GENERAL
                                           COUNSEL AND SECRETARY